CAPITAL MANAGEMENT DISCLOSURE	12 Months Ended
Jan. 31, 2025
Notes
CAPITAL MANAGEMENT DISCLOSURE

16.CAPITAL MANAGEMENT

The Company manages its capital, consisting of share and working capital, in a manner consistent with the risk characteristics of the assets it holds. All sources of financing are analyzed by management and approved by the Board of Directors. The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern, to support the exploration and development of its exploration and evaluation assets, and to sustain future development of its business. The Company is meeting its objectives of managing capital through preparing short-term and long-term cash flow analysis to ensure an adequate amount of liquidity. The Company is not subject to any externally imposed capital restrictions. There were no changes in the Company’s approach to capital management during the period.